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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  May 14, 1999


                             INTERVISUAL BOOKS, INC.
                             -----------------------
             (Exact name of registrant as specified in its charter)


California                          1-10916                  95-2929217
----------                          -------                  ----------
(State or other jurisdiction        (Commission              (IRS Employer
of incorporation)                   File Number)             Identification No.)


2716 Ocean Park Boulevard, Santa Monica, California          90405
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(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code:   (310) 396-8708


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


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        The undersigned registrant hereby amends, to the extent set forth herein, the registrant's Current Report on Form 8-K dated May 14, 1999, and filed with the Securities and Exchange Commission on May 27, 1999.

Item 7. Financial Statements and Exhibits

(a)     Financial Statements of Business Acquired

        1.      Financial Statements of Fast Forward Marketing, Inc.

                Independent Auditors' Report
                Balance Sheets at December 31, 1998 and 1997
                Statements of Operations for the years ended December 31, 1998 and 1997
                Statements of Stockholder's Deficit for the years ended December 31, 1998 and 1997
                Statements of Cash Flows for the years ended December 31, 1998 and 1997
                Notes to Financial Statements

                Balance Sheet at March 31, 1999
                Statements of Operations for the three months ended March 31, 1998 and 1999
                Statements of Stockholder's Deficit for the three months ended March 31, 1999
                Statements of Cash Flows for the three months ended March 31, 1998 and 1999

(b)     Unaudited Proforma Financial Information

                Proforma Balance Sheet at March 31, 1999
                Proforma Statement of Operations for the three months ended March 31, 1999
                Proforma Statement of Operations for the year ended December 31, 1998

(c)     Exhibits

        99.1 Audited balance sheet of Fast Forward Marketing, Inc. at December 31, 1998 and 1997 and statement of operations and cash flows for the years ended December 31, 1998 and 1997, and the related Independent Auditors' Report.

        99.2 Unaudited balance sheet of Fast Forward Marketing, Inc. at March 31, 1999 and statement of operations and cash flows for the three months ended March 31, 1999 and 1998.

        99.3 Unaudited proforma balance sheet of Intervisual Books, Inc. as of March 31, 1999 and the unaudited proforma statement of operations for the year ended December 31, 1998 and the three months ended March 31, 1999 reflecting the acquisition of Fast Forward Marketing, Inc.


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                                   SIGNATURES

        Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            INTERVISUAL BOOKS, INC.,
                                            a California corporation
                                            (Registrant)



Date:   July 23, 1999                       By:     /s/ Waldo H. Hunt
                                                   Chairman of the Board and
                                                   Chief Executive Officer


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                                  EXHIBIT INDEX

Exhibit No.     Description
-----------     -----------

99.1 Audited balance sheet of Fast Forward Marketing, Inc. at December 31, 1998 and 1997 and statement of operations and cash flows for the years ended December 31, 1998 and 1997, and the related Independent Auditors' Report.

99.2 Unaudited balance sheet of Fast Forward Marketing, Inc. at March 31, 1999 and statement of operations and cash flows for the three months ended March 31, 1999 and 1998.

99.3 Unaudited proforma balance sheet of Intervisual Books, Inc. as of March 31, 1999 and the unaudited proforma statement of operations for the year ended December 31, 1998 and the three months ended March 31, 1999 reflecting the acquisition of Fast Forward Marketing, Inc.